UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 23, 2012

Park-Ohio Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

Ohio	000-03134	34-1867219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Blvd., Cleveland, Ohio	44124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 947-2000

Park-Ohio Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	333-43005-01	34-6520107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Blvd., Cleveland, Ohio	44124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 947-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on March 27, 2012, amends Item 9.01 to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the completion of the acquisition on March 23, 2012 by Park-Ohio Industries Inc. (“Industries”), a wholly owned subsidiary of Park-Ohio Holdings Corp., of Fluid Routing Solutions Holding Corp. (“FRS”) pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated March 5, 2012, by and among Industries, Automotive Holdings Acquisition Corp., a wholly owned subsidiary of Industries (the “Merger Sub”), FRS and FRS Group, LP, as representative of the holders of FRS’s outstanding common stock and options to purchase common stock. Upon the terms and subject to the conditions set forth in the Merger Agreement, the Merger Sub merged with and into FRS, with FRS surviving the merger as a wholly owned subsidiary of Industries. The remainder of the information contained in the original Current Report on Form 8-K filing is not hereby amended and this amendment does not reflect events occurring after the filing of the original Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

(1) The following audited financial statements of FRS are included in Exhibit 99.1 and incorporated herein by reference:

Audited Financial Statements

•	Independent Certified Public Accountants’ Report

•	Balance Sheet as of March 31, 2011

•	Statement of Operations for the year ended March 31, 2011

•	Statement of Cash Flows for the year ended March 31, 2011

•	Notes to the Financial Statements

(2) The following unaudited financial statements of FRS are included in Exhibit 99.1 and incorporated herein by reference:

Unaudited Interim Financial Statements

•	Unaudited Balance Sheet as of December 31, 2011

•	Unaudited Statements of Operations for the nine months ended December 31, 2011 and 2010

•	Unaudited Statements of Cash Flows for the nine months ended December 31, 2011 and 2010

•	Notes to Financial Statements

(b) Pro Forma Financial Information

The following pro forma financial information of Park-Ohio Holdings Corp., after giving effect to the acquisition of FRS, is included herein as Exhibit 99.2 and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2011 and explanatory notes thereto

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2012 and explanatory notes thereto

(d) Exhibits

23.1	Consent of Grant Thornton LLP

99.1	Audited Balance Sheet of Fluid Routing Solutions Inc. as of March 31, 2011 and the Statement of Operations and Cash Flows for the year then ended, the notes related thereto and the related independent certified public accountants’ report of Grant Thornton LLP, together with the Unaudited Balance Sheet as of December 31, 2011 and the Statements of Operations and Cash Flows for the nine months ended December 31, 2011 and 2010

99.2	Unaudited pro forma financial information listed in Item 9.01(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK-OHIO HOLDINGS CORP.

Dated: June 5, 2012	By:	/s/ Robert D. Vilsack
Name: Robert D. Vilsack
Title: Secretary

PARK-OHIO INDUSTRIES, INC.

Dated: June 5, 2012	By:	/s/ Robert D. Vilsack
Name: Robert D. Vilsack
Title: Secretary

Exhibit Index

Exhibit	Description

23.1	Consent of Grant Thornton LLP

99.1	Audited Balance Sheet of Fluid Routing Solutions Inc. as of March 31, 2011 and the Statement of Operations and Cash Flows for the year then ended, the notes related thereto and the related independent certified public accountants’ report of Grant Thornton LLP, together with the Unaudited Balance Sheet as of December 31, 2011 and the Statements of Operations and Cash Flows for the nine months ended December 31, 2011 and 2010

99.2	Unaudited pro forma financial information listed in Item 9.01(b)

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